Exhibit 99.3

Intelligent Bio Solutions Inc. and Intelligent Fingerprinting Limited Pro Forma Condensed Consolidated Combined Financial Statements

The following unaudited pro forma condensed consolidated combined balance sheets as of September 30, 2022 and the unaudited pro forma condensed consolidated combined statements of operations for the year ended June 30, 2022 and for the three months ended September 30, 2022 are based on the historical consolidated financial statements of Intelligent Bio Solutions Inc. (“INBS”) and Intelligent Fingerprinting Limited (“IFP”) as adjusted to give effect to the October 4, 2022 acquisition of IFP by INBS (the “Acquisition”). The Acquisition has been accounted for using the acquisition method of accounting and assuming a purchase price of $7,224,404 funded by a cash consideration of $ 868,438 and the issuance of the Company’s common shares and preferred shares of $6,355,966. The Company incurred transaction costs of $806,397 for the Acquisition.

Under the acquisition method of accounting, the total purchase price presented in the accompanying unaudited pro forma condensed consolidated combined financial statements was allocated to the assets acquired based on their fair values assuming the transaction occurred on September 30, 2022 with respect to the balance sheet and as of July 1, 2021 with respect to the statements of operations for the three months ended September 30, 2022 and the year ended June 30, 2022. The excess of the purchase price over the total of estimated fair values assigned to tangible and identifiable intangible assets acquired is recognized as goodwill.

The unaudited pro forma condensed consolidated combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Acquisition occurred on the dates indicated. The unaudited pro forma condensed consolidated combined financial statements and the underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by management; accordingly, actual results could differ materially from the pro forma information. Management believes the assumptions provide a reasonable and supportable basis for presenting the estimated significant effects of the arrangement. The unaudited pro forma condensed consolidated combined financial statements is provided for illustrative purposes only and may or may not provide an indication of results in the future.

The unaudited pro forma condensed consolidated combined financial statements, including the notes thereto, should be read in conjunction with INBS’ historical consolidated financial statements for the year ended June 30, 2022, included in our Annual Report on Form 10-K.

Intelligent Bio Solutions Inc. (INBS)

Unaudited Pro Forma Combined Balance Sheet

As of September 30, 2022

	INBS	IFP	Adjustments	Notes	Pro Forma
	(Unaudited)*	(Unaudited)/ Note 1		(Note 3)
ASSETS
Current assets:
Cash and cash equivalents	$5,742,626	$164,848	$(181,750)	(a)	$5,725,724
Deferred charges	300,000	-	(300,000)	(f)	-
Inventory	-	764,377	-		764,377
Grant receivable, current portion	1,443,939	-	-		1,443,939
Research and development tax incentive receivable	571,860	-	-		571,860
Restricted cash	-	-	-		-
Other current assets	148,927	356,025	-		504,952
Total current assets	8,207,352	1,285,250	(481,750)		9,010,852
Property and equipment, net	-	51,353	-		51,353
Intangible assets, net	-	919,684	4,543,316	(b)	5,463,000
Long-term grant receivable	1,031,384	-	-		1,031,384
Construction in progress	416,029	-	-		416,029
Goodwill	-	-	3,803,293	(e)	3,803,293
Other non-current assets	504,938	-	(504,938)	(c)	-
TOTAL ASSETS	$10,159,703	$2,256,287	$7,359,921		$19,775,911

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,038,545	$1,153,067	$609,760	(a), (f), (g)	$2,801,372
Related party payables	-	-	-		-
Current portion of deferred grant income	2,573,163	-	-		2,573,163
Current employee benefit liabilities	299,686			-	299,686
Convertible notes payable	-	1,446,309	204,808	(h)	1,651,117
Notes payable, current portion	-	1,157,633	(504,938)	(c)	652,695
Total current liabilities	3,911,394	3,757,009	309,630		7,978,033
Employee benefit liabilities	20,791	-			20,791
Long-term deferred grant income	1,031,384	-			1,031,384
Total liabilities	4,963,569	3,757,009	309,630		9,030,208
Commitments and contingencies

Shareholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 2,863,003 shares issued and outstanding at September 30, 2022	-	-	28,630	(d)	28,630
Common stock, $0.01 par value, 100,000,000 shares authorized, 17,852,995 shares issued and outstanding at September 30, 2022	148,899	6,467	23,164	(d)	178,530
Additional paid-in capital	38,440,011	29,364,758	(23,067,053)	(d)	44,737,716
Accumulated deficit	(32,384,146)	(31,094,221)	30,287,824	(d), (f)	(33,190,543)
Accumulated other comprehensive loss	(923,694)	222,274	(222,274)	(d)	(923,694)
Total consolidated Intelligent Bio Solutions Inc. equity	5,281,070	(1,500,722)	7,050,291		10,830,639
Non-controlling interest	(84,936)	-	-		(84,936)
Total shareholders’ equity	5,196,134	(1,500,722)	7,050,291		10,745,703
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,159,703	$2,256,287	$7,359,921		$19,775,911

‘*’ Refer to unaudited 10-Q of September 30, 2022 for INBS Inc.

Intelligent Bio Solutions Inc. (INBS)

Unaudited Pro Forma Combined Statement of Operations

For the Year Ended June 30, 2022

	INBS	IFP	Adjustments	Notes	Pro Forma
	(Audited)*	(Unaudited)/ Note 1		(Note 3)

Revenue	-	1,564,224	-		1,564,224
Cost of revenue	-	2,869,348	-		2,869,348
Gross profit	-	(1,305,124)	-		(1,305,124)

Other income:
Government support income	437,146	380,996	-		818,142
Shared services	-	-	-		-

Operating expenses:
General and administrative expenses	4,920,103	1,792,871	1,030,734	(i)	7,743,708
Development and regulatory approval expenses	3,853,919	-	-		3,853,919
Prospectus and capital raising expenses	-	-	-		-
Total operating expenses	8,774,022	1,792,871	1,030,734		11,597,627
Loss from operations	(8,336,876)	(2,716,999)	(1,030,734)		(12,084,609)

Other income (expense):
Interest (expense)	(7,539)	(165,583)	-		(173,122)
(Loss) from unconsolidated equity method investment	-	-	-		-
Realized foreign exchange income (loss)	(3,987)	(1,310)	-		(5,297)
Interest income	14,426	262	-		14,688
Total other income (expense)	2,900	(166,631)	-		(163,731)
Loss before income taxes	(8,333,976)	(2,883,630)	(1,030,734)		(12,248,340)
Income taxes	-	-	-		-
Net loss	(8,333,976)	(2,883,630)	(1,030,734)		(12,248,340)
Net loss attributable to non-controlling interest	(27,925)	-			(27,925)
Net loss attributable to Intelligent Bio Solutions Inc.	(8,306,051)	(2,883,630)	(1,030,734)		(12,220,415)

Other comprehensive loss, net of tax:
Foreign currency translation loss	(126,875)	3,440	-		(123,435)
Total other comprehensive loss	(126,875)	3,440	-		(123,435)
Comprehensive loss	(8,460,851)	(2,880,190)	(1,030,734)		(12,371,775)
Comprehensive loss attributable to non-controlling interest	(27,925)	-			(27,925)
Comprehensive loss attributable to Intelligent Bio Solutions Inc.	(8,432,926)	(2,880,190)	(1,030,734)		(12,343,850)

Net loss per share, basic and diluted	$(0.57)	-	$(0.35)		$0.70
Weighted average shares outstanding, basic and diluted	14,665,263	-	2,963,091	(j)	17,628,354

‘*’ Refer to audited 10-K for June 30, 2022 for INBS Inc.

Intelligent Bio Solutions Inc. (INBS)

Unaudited Pro Forma Combined Statement of Operations

For the Three Months Ended September 30, 2022

	INBS	IFP	Adjustments	Notes	Pro Forma
	(Unaudited)*	(Unaudited) / Note 1		(Note 3)
Revenue	-	347,486	-		347,486
Cost of revenue	-	648,956	-		648,956
Gross profit	-	(301,470)	-		(301,470)

Other income:
Government support income	311,320	-	-		311,320
Shared services	-	-	-		-

Operating expenses:
General and administrative expenses	1,450,418	412,239	259,508	(k)	2,122,165
Development and regulatory approval expenses	79,274	-	-		79,274
Prospectus and capital raising expenses	-	-	-		-
Total operating expenses	1,529,692	412,239	259,508		2,201,439
Loss from operations	(1,218,372)	(713,709)	(259,508)		(2,191,589)

Other income (expense):
Interest (expense)	(1,065)	(266,974)	-		(268,039)
(Loss) from unconsolidated equity method investment	-	-	-		-
Realized foreign exchange income (loss)	(2,247)	(1,364)	-		(3,611)
Interest income	7,606	-	-		7,606
Total other income (expense)	4,294	(268,338)	-		(264,044)
Loss before income taxes	(1,214,078)	(982,047)	(259,508)		(2,455,633)
Income taxes	-	-	-		-
Net loss	(1,214,078)	(982,047)	(259,508)		(2,455,633)
Net loss attributable to non-controlling interest	(5,785)	-	-		(5,785)
Net loss attributable to Intelligent Bio Solutions Inc.	(1,208,293)	(982,047)	(259,508)		(2,449,848)

Other comprehensive loss, net of tax:
Foreign currency translation loss	(135,559)	208,437	-		72,878
Total other comprehensive loss	(135,559)	208,437	-		72,878
Comprehensive loss	(1,349,637)	(773,610)	(259,508)		(2,382,755)
Comprehensive loss attributable to non-controlling interest	(5,785)	-	-		(5,785)
Comprehensive loss attributable to Intelligent Bio Solutions Inc.	(1,343,852)	(773,610)	(259,508)		(2,376,970)
					-
Net loss per share, basic and diluted	$(0.08)	-	$(0.09)		$(0.13)
Weighted average shares outstanding, basic and diluted	14,889,904	-	2,963,091	(l)	17,852,995

‘*’ Refer to unaudited 10-Q for September 30, 2022 for INBS.

Note 1 – Basis of Presentation

On October 4, 2022, INBS entered into a Share Exchange Agreement (the “Acquisition Agreement”) with IFP whereby INBS will acquire all of the issued and outstanding shares of IFP from IFP’s shareholders. The total purchase price of $7,224,404 consists of cash consideration of $868,438 and rollover equity with a fair value of $6,355,966. The loan receivable from IFP of $504,938 as of October 4, 2022 was treated as a cash consideration in accordance with ASC 805 Business Combination.

INBS and IFP have different fiscal quarter and year ends. INBS follow a fiscal year ending on June 30, however, IFP follows a fiscal calendar year ending on December 31. Accordingly, the unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2022, combines the historical results of (i) INBS for the twelve months period ended June 30, 2022, and (ii) IFP for the six months period July 1, 2021, to December 31, 2021, and six months period January 1, 2022, to June 30, 2022. The unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2022, combines the historical results of (i) INBS for the three months period ended September 30, 2022, and (ii) IFP for the three months period July 1, 2022, to September 30, 2022. We have used balance sheet at September 30, 2022 for the purpose of preparing the unaudited pro forma condensed combined balance sheet as of September 30, 2022.

The unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2022, and the unaudited pro forma condensed consolidated combined statements of operations for the year ended June 30, 2022 and for the three months ended September 30, 2022 are based on the historical financial statements of INBS after giving effect to the acquisition of IFP (the “Acquisition”) using the acquisition method of accounting. In conjunction with the Acquisition, we may incur future restructuring expenses and transaction costs that are not included in the pro forma condensed consolidated combined financial statements.

The unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2022, is presented as if the Acquisition occurred on September 30, 2022. The unaudited pro forma condensed consolidated combined statements of operations for the year ended June 30, 2022, and for the three months ended September 30, 2022, are presented as if the Acquisition had taken place on July 1, 2021.

The unaudited pro forma financial statements for IFP are prepared in accordance with US GAAP and translated into USD. During the preparation of unaudited pro forma condensed combined financial information, INBS management performed an analysis to identify differences in accounting and methodologies between INBS and IFP. Such differences were considered immaterial, other than the lease adjustment. IFP has adopted the lease accounting standard under IFRS, however, INBS is yet to adopt Leases (“ASU 2016-02) as it is effective for fiscal years beginning after December 15, 2021, and interim period within fiscal years beginning after December 15, 2022, as amended by ASU 2020-05 with early adoption permitted. No other related adjustments have been made in the preparation of this unaudited pro forma condensed combined financial information. INBS management will continue to conduct reviews of IFP’s accounting policies and methodologies and may identify differences that, when adjusted or reclassified, could have a material impact on the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed consolidated combined financial information is based on estimates and assumptions which have been made solely for purposes of developing such pro forma information.

Note 2 – Preliminary purchase price allocation

On October 4, 2022, INBS acquired IFP for total consideration of $7,224,404, consisting of cash consideration of $868,438 and equity consideration of $6,355,966. The following table sets forth a preliminary estimate of the fair value of the assets acquired and liabilities assumed by INBS Inc., reconciled to the total estimated consideration transferred:

Allocation of purchase consideration	Carrying amount*	PPA adjustments	Total Purchase Price Allocation	Note
Cash and cash equivalents	174,481	-	174,481
Inventory	774,625	-	774,625
Other current assets	345,038	-	345,038
Property and Equipment	52,170	-	52,170
Intangible assets	934,297	(934,297)	-	(A)
Customer relationships	-	252,000	252,000	(B)
Technology	-	5,119,000	5,119,000	(B)
Trade names and trademarks	-	92,000	92,000	(B)
Goodwill	-	3,803,293	3,803,293	(C)
Total assets acquired	2,280,611	8,331,996	10,612,607

Accounts payable and accrued expenses	(1,105,689)	78,387	(1,027,302)	(D)
Notes payable	(1,182,075)	504,938	(677,137)	(E)
Convertible notes payable	(1,478,956)	(204,808)	(1,683,764)	(F)
Total liabilities assumed	(3,766,720)	378,517	(3,388,203)

Purchase consideration			7,224,404

*	There is some immaterial difference between the carrying amount noted on this table and Unaudited Pro Forma Combined Balance Sheet as at September 30 2022. This is largely due to the forex difference between September 30, 2022 and acquisition date of October 4, 2022.

(A)	Adjustment to eliminate the current book value of intangibles.
(B)	Adjustment to reflect the fair value of customer relationships, technology, trade names and trademarks. Refer note 3.
(C)	Difference between the purchase consideration and the fair value of the assets acquired less the fair values of the liabilities assumed.
(D)	Adjustment to eliminate the deferred rent liability.
(E)	Adjustment to eliminate the loan between INBS Inc. and IFP.
(F)	Adjustment to reflect the fair value of convertible notes payable pursuant to the change in the terms of the loan agreements entered with convertible note holders upon the signing of the Share exchange agreement. Refer to 8-K announcement for more details.

Note 3 – Pro forma adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited condensed consolidated combined financial information:

Adjustments to the unaudited pro forma condensed consolidated combined balance sheet at September 30, 2022:

(a)	Reflects cash paid at acquisition of $181,750 and increase in accounts payable for the subsequent cash payment $181,750 due 6 months after closing.
(b)	Reflects fair value adjustment of $4,543,316 for intangible assets. It includes reversal of existing book value of $919,684 and recognition of new intangibles of $5,463,000. The developed technology and customer relationship intangible assets have been valued using a cost approach and the trademarks and tradenames intangible asset has been valued using the relief from royalty method. The fair values and estimated useful lives of the identifiable intangible assets acquired are as follows:

	Fair Value	Useful Life
Customer relationships	$252,000	3
Technology	$5,119,000	5
Trade names and trademarks	$92,000	Indefinite
Total	$5,463,000

(c)	Reflects the elimination of a bridge loan facility of $504,938 outstanding at the Acquisition, which has been treated as initial cash consideration in accordance with ASC 805 Business Combinations.
(d)	Represents the write-off of the IFP’s book value of equity of $1,500,722 and issuance of 2,963,091 shares of common stock valued at $1,630,293 and 2,863,003 shares of series C preferred stock value at $4,725,673.
(e)	Reflects $3,803,293 of goodwill which represents the excess of the purchase price over the fair value of the assets acquired as if the Acquisition occurred on September 30, 2022.
(f)	Reflects transaction costs incurred for the Acquisition, including legal fees of $300,000 paid prior to acquisition and financial advisory fees of $506,397 payable after the closing of the Acquisition.
(g)	Reflects the elimination of deferred rent of $78,387.
(h)	Reflects the adjustment of $204,808 the convertible notes to arrive at fair value.

Adjustments to the unaudited pro forma condensed consolidated combined statement of operations for the year ended June 30, 2022:

(i)	Reflects the estimated additional amortization expense of $1,030,734 related to the valuation of acquired intangible assets for the year ended June 30, 2022. It also represents the adjustments to record amortization expense related to the increased basis of acquired intangible assets of IFP which have been recorded at estimated fair value on a pro forma basis and will be amortized, on a straight-line basis, over their estimated useful lives, as if the acquisition had occurred at the beginning of the earliest period. The acquired intangibles assets are discussed in Note (b) above.
(j)	Addition to basic and diluted weighted average number of shares outstanding to reflect the 2,963,091 common shares issued as part of the Acquisition consideration. The calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issuable relating to the arrangement have been outstanding for the entire year as if the Acquisition transaction occurred on July 1, 2021.

Adjustments to the unaudited pro forma condensed consolidated combined statement of operations for the three months ended September 30, 2022:

(k)	Reflects the estimated additional amortization expense of $259,508 related to the valuation of acquired intangible assets for the months ended September 30, 2022. It also represents the adjustments to record amortization expense related to the increased basis of acquired intangible assets of IFP which have been recorded at estimated fair value on a pro forma basis and will be amortized, on a straight-line basis, over their estimated useful lives, as if the acquisition had occurred at the beginning of the earliest period. The acquired intangibles assets are discussed in Note (b) above.
(l)	Addition to basic and diluted weighted average number of shares outstanding to reflect the 2,963,091 common shares issued as part of the Acquisition consideration. The calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issuable relating to the arrangement have been outstanding for the entire quarter as if the Acquisition transaction occurred on July 1, 2021.